SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): July 28, 2004

THE YANKEE CANDLE COMPANY, INC.

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	002-15023	04 259 1416

(State or other jurisdiction of incorporation)	(Commision File No.)	(I.R.S. Employer Identification No.)

16 YANKEE CANDLE WAY
SOUTH DEERFIELD, MASSACHUSETTS 01373
(Address of principal executive office and zip code)

(413) 665-8306
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition
Signatures
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 7-28-04

Item 12.   Results of Operations and Financial Condition

On July 28, 2004, The Yankee Candle Company, Inc. (the “Company”) announced its financial results for the quarter ended July 3, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE YANKEE CANDLE COMPANY, INC.
Date: July 28, 2004	By:	/s/ Robert R. Spellman
Robert R. Spellman
Senior Vice President, Finance and Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated July 28, 2004